Exhibit 10.1

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Version

LIMITED WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS LIMITED WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 14, 2024 (this “Amendment”), is made by and among CareMax, Inc. (the “Borrower”), the Subsidiary Guarantors, the Lenders party hereto, Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) and the undersigned Lenders. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders and Issuing Banks from time to time party thereto, the Administrative Agent and Collateral Agent and the other persons party thereto are party to that certain Credit Agreement, dated as of May 10, 2022 (as amended by that certain Consent and First Amendment to Credit Agreement dated as of November 10, 2022 and that certain Second Amendment to Credit Agreement dated as of March 8, 2023 and as further, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders party thereto, the Administrative Agent and the Collateral Agent previously entered into that certain Limited Waiver and Third Amendment to Credit Agreement, dated March 17, 2024 (the “Third Amendment”), pursuant to which the Lenders party thereto granted a Limited Waiver (as defined therein) with respect to the Specified Defaults (as defined therein) for the duration of the Temporary Waiver Period;

WHEREAS, the Borrower has requested that (x) the Lenders constituting “Required Lenders” agree to extend the Temporary Waiver Period set forth in the Third Amendment and (y) that the Lenders agree to amend the Existing Credit Agreement in certain respects; and

WHEREAS the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein to extend the Temporary Waiver Period set forth in the Third Amendment and amend the Existing Credit Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1. Extension of Temporary Waiver Period. Notwithstanding the provisions of the Existing Credit Agreement or the Third Amendment to the contrary, in reliance upon the representations, warranties, acknowledgements, stipulations and covenants of the Loan Parties contained in this Amendment, upon the occurrence of the Fourth Amendment Effective Date, the Lenders hereby agree to extend the Temporary Waiver Period set forth in the Third Amendment to the earlier to occur of a Waiver Termination Event (as defined in the Third Amendment) and June 17, 2024 at 11:59 (New York City time). It being understood, however, that the Lenders do not herein agree to further extend the Temporary Waiver Period. The Borrower and the other Loan Parties each acknowledge that the Lenders have not made any assurances concerning (i) any possibility of any further extension of the Temporary Waiver Period or (ii) any additional waiver, forbearance, restructuring or other accommodations.

SECTION 2. Amendments to the Existing Credit Agreement. As of the Fourth Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the Existing Credit Agreement is hereby amended as follows:

(a)
The definition of “Third Amendment Specified Period” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the reference to “May 15, 2024” appearing therein and replacing it with a reference to “June 17, 2024”.
(b)
Section 5.01(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“From time to time and reasonably promptly, but in any event, no later than five (5) Business Days after reasonably requested by the Administrative Agent or any Lender (i), such other reasonably available information regarding the operations, business affairs and financial condition of the Borrower, its Subsidiaries or any Physician-Owned Practice, compliance with the terms of any Loan Document, any Specified Hedging Agreement or any Bank Product Agreement, the environmental condition of any Real Property or the [***], and (ii) information regarding the Borrower’s, its Subsidiaries’ or any Physician-Owned Practice’s leases, material contracts or other liabilities in such form and with such details as requested.”

(c)
Section 5.19(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“From and after the Fourth Amendment Effective Date, the Borrower shall hold a weekly conference call attended by [***].”

(d)
Section 5.21 of the Existing Credit Agreement is hereby amended by deleting the reference to [***] appearing therein and replacing it with a reference to [***].
(e)
Article V of the Existing Credit Agreement is hereby amended to add a new Section 5.23 at the end thereof to read as follows:

“Section 5.23 Fourth Amendment Milestones.

(a)
On or prior to May 15, 2024, the Borrower shall have delivered a revised business plan to the Administrative Agent and the Lenders.
(b)
On or prior to May 15, 2024, the Borrower shall have [***].
(c)
On or prior to May 17, 2024, the Borrower shall have [***].
(d)
The Borrower shall provide [***].
(e)
On May 21, 2024, the Borrower shall hold a meeting with the Lenders attended by members of management of the Borrower at such time and place as reasonably agreed by the Borrower and the Lenders.”
(f)
Section 8.01(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) default shall be made in the due observance or performance by any Company of any covenant, condition or agreement contained Section 5.19, Section 5.21, Section 5.22 or Section 5.23 and such default shall continue unremedied or shall not be waived for a period of three (3) Business Days after the earlier of (x) knowledge of such failure by a Responsible Officer of any Loan Party or (y) receipt by Borrower of a written notice thereof from the Administrative Agent, (ii) default shall be made in the due observance or performance by any Company of any covenant, condition or agreement contained in Section 5.01, Section 5.10 or Section 5.18 and such default shall continue unremedied or shall not be waived for a period of five (5) Business Days after receipt by Borrower of a written notice thereof from the Administrative Agent or (iii) default shall be made in the due observance or performance by any Company of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraphs(a), (b), (d) or (e)(i) or (e)(ii) immediately above) and such default shall continue unremedied or shall not be waived for a period of thirty (30) days after receipt by Borrower of a written notice thereof from the Administrative Agent; or”

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the first date (the “Fourth Amendment Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied in accordance with the terms herein:

(a) Amendment. this Amendment shall have been executed and delivered by the Borrower, the Subsidiary Guarantors, and Lenders constituting “Required Lenders”.

(b) Representations and Warranties. The representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c) Fees and Expenses. The Administrative Agent, the Lead Manager and the Lenders shall have received all other fees and amounts due and payable on or prior to the Fourth Amendment Effective Date in accordance with the Credit Agreement, including, to the extent invoiced on or prior to the Fourth Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including, without limitation, the reasonable and documented fees, charges and disbursements of Ropes & Gray LLP, Guggenheim Securities, LLC and other advisors of the Lenders) and other expenses required to be reimbursed or paid by the Borrower in connection with this Amendment pursuant to Section 11.03 of the Credit Agreement.

SECTION 4. Representations and Warranties. To induce the Administrative Agent and Lenders party hereto to enter into this Amendment, each Loan Party hereby represents and warrants that:

(a)
The execution, delivery and performance of this Amendment by each Loan Party (i) are within such Loan Party’s corporate or other power, (ii) have been duly authorized by all necessary corporate or other organizational action required to be taken by such Loan Party and (iii) do not and will not (x) contravene the terms of any Loan Party’s Organizational Documents, (y) conflict with or result in any breach or contravention of, or the creation of any Lien (other than under the Loan Documents and Permitted Liens) under (A) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or by which any of its property is or may be bound or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (z) violate any provision of law, statute, rule or regulation, except with respect to clause (iii) (other than with respect to the creation of Liens) as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)
This Amendment has been duly executed and delivered by the Loan Parties.

(c)
This Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Person in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(d)
No Default or Event of Default has occurred or is continuing or would exist, in each case, after giving effect to this Amendment.
(e)
As of the Fourth Amendment Effective Date, including after giving effect to this Amendment, the representations and warranties of the Borrower, and each of the other Loan Parties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 6. Expenses. The Borrower, on behalf of itself and each of the other Loan Parties, hereby reconfirms the respective obligations of the Loan Parties pursuant to Section 11.03 of the Credit Agreement to pay all reasonable and documented or invoiced out-of-pocket costs and expenses incurred by the Administrative Agent, the Lead Manager and the Lenders in connection with this Amendment (including, without limitation, the reasonable and documented fees, charges and disbursements of Ropes & Gray LLP, Guggenheim Securities, LLC and other advisors of the Lenders) and other expenses required to be reimbursed or paid by the Borrower in connection with this Amendment and the other Loan Documents.

SECTION 7. No Other Amendments; Reaffirmation of the Loan Parties.

(f)
Except as expressly provided herein (i) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (ii) the agreements of the Administrative Agent and Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such agreement and (iii) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.
(g)
This Amendment shall constitute a Loan Document.
(h)
The Borrower, on behalf of itself and each other Loan Party, hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which any Loan Party is a party is, and the obligations of each Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Amendment. For greater certainty and without limiting the foregoing, the Borrower, on behalf of itself and each other Loan Party, hereby confirms that the existing security interests granted by the Loan Parties in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 8. No Reliance, Etc. For the avoidance of doubt, and without limitation of any other provisions of the Credit Agreement or the other Loan Documents, Jefferies Finance LLC, in its capacity as

Administrative Agent, shall be entitled to the benefits of Article X and Sections 11.03 and 11.16 of the Credit Agreement as if such provisions were set forth in full herein mutatis mutandis.

Section 9. Lender Direction. Pursuant to Section 10.03 of the Existing Credit Agreement, each of the undersigned Lenders hereby directs each of the Administrative Agent and the Collateral Agent to execute and deliver this Amendment, to give consents hereunder and to perform their respective obligations hereunder.

SECTION 10. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 11.02 of the Credit Agreement.

SECTION 11. Integration; Effect of Modifications. This Amendment, together with the Credit Agreement and the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Amendment and those of any other Loan Document, the provisions of this Amendment shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Amendment. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as modified hereby and that this Amendment is a Loan Document.

SECTION 12. GOVERNING LAW; JURISDICTION, SERVICE OF PROCESS; WAIVER OF RIGHT TO TRIAL BY JURY. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 11.09 AND 11.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 13. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 14. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same contract, and shall become effective as provided herein. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart to this Amendment by facsimile or other electronic transmission (e.g., “PDF” or “TIFF”) shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment, in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

CAREMAX, INC., as Borrower

By /s/ Kevin Wirges
Name: Kevin Wirges
Title: Chief Executive Officer

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

CAREMAX MEDICAL GROUP, L.L.C.

CAREMAX MEDICAL CENTER OF BROWARD, L.L.C

CAREMAX MEDICAL CENTER OF HIALEAH, L.L.C.

CAREMAX MEDICAL CENTER OF HOMESTEAD, L.L.C.

CAREMAX OF MIAMI, L.L.C.

CAREMAX MEDICAL CENTER OF NORTH MIAMI, L.L.C.

CAREMAX MEDICAL CENTER OF PEMBROKE PINES, L.L.C.

CAREMAX MEDICAL CENTER OF CORAL WAY, L.L.C.

CAREMAX MEDICAL CENTER OF TAMARAC, L.L.C.

CAREMAX MEDICAL CENTER OF WESTCHESTER, L.L.C.

CAREMAX MEDICAL CENTER OF LITTLE HAVANA, L.L.C.

CAREMAX MEDICAL CENTER OF LITTLE HAVANA II, L.L.C.

PINES CARE MEDICAL CENTER, LLC

CAREMAX MEDICAL CENTER OF EAST HIALEAH, L.L.C.

CAREMAX MEDICAL CENTER, LLC

CARE ALLIANCE, LLC

CARE HOLDINGS GROUP, L.L.C.

CARE OPTIMIZE, LLC

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]

CARE GARAGE, LLC

HEALTHCARE ADVISORY SOLUTIONS, L.L.C.

MANAGED HEALTHCARE PARTNERS LLC

CLEAR SCRIPTS, L.L.C.

ANALITICO, LLC

STALLION MEDICAL MANAGEMENT, LLC

SENIOR MEDICAL ASSOCIATES LLC

CAREMAX MEDICAL CENTERS OF CENTRAL FLORIDA, LLC

CAREMAX MANAGEMENT LLC

IMC TRANSPORT FLEET, LLC

JOSE ORCASITA-NG, LLC

JESUS MONTESANO MD, LLC

CAREMED PHARMACY LLC

CAREMAX IPA, LLC

IMC MEDICAL GROUP HOLDINGS, LLC

INTERAMERICAN MEDICAL CENTER GROUP, LLC

PHYSICIAN SERVICE ORGANIZATION, LLC

SUNSET HOLDING, LLC

SUNSET CARDIOLOGY, LLC

PRIMARY PROVIDER, INC.

CAREMAX HOLDINGS, LLC

SPARTA MERGER SUB I LLC

SPARTA MERGER SUB II LLC

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]

SPARTA MERGER SUB III LLC

SPARTA TEXAS ACO, INC.

CAREMAX ACCOUNTABLE CARE NETWORK, LLC

CAREMAX HEALTH PARTNERS, LLC

CAREMAX NATIONAL CARE NETWORK, LLC

Each as a Subsidiary Guarantor

By /s/ Kevin Wirges
Name: Kevin Wirges
Title: Chief Financial Officer

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]

TENNENBAUM SENIOR LOAN FUND II, LP

TENNENBAUM SENIOR LOAN FUND V, LLC

TCP DIRECT LENDING FUND VIII-A, LLC

TCP DIRECT LENDING FUND VIII-S, LLC

TCP DIRECT LENDING FUND VIII-T, LLC

PHILADELPHIA INDEMNITY INSURANCE COMPANY

RELIANCE STANDARD LIFE INSURANCE COMPANY

SAFETY NATIONAL CASUALTY CORPORATION

U.S. SPECIALTY INSURANCE COMPANY

BUILD PRIVATE CREDIT, L.P.

On behalf of each of the above entities:

By: TENNENBAUM CAPITAL PARTNERS, LLC

Its: Investment Manager

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK MT. HOOD CLO X, LLC

By: BlackRock Capital Investment Advisors, LLC

Its: Collateral Manager, acting as agent and attorney-in-fact

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK SHASTA SENIOR LOAN FUND VII, LLC

BLACKROCK DLF IX 2019 CLO, LLC

BLACKROCK DLF IX 2020-1 CLO, LLC

BLACKROCK DLF IX CLO 2021-1, LLC

BLACKROCK DLF IX CLO 2021-2, LLC

By: BlackRock Capital Investment Advisors, LLC

Its: Collateral Manager

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]

BLACKROCK MAROON BELLS CLO XI, LLC

By: BlackRock Capital Investment Advisors, LLC,

Its: Investment Manager

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK DLF IX ICAV,

an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund

BLACKROCK DIRECT LENDING FUND IX-U (IRELAND)

By: Blackrock Capital Investment Advisors, LLC

Its: Investment Manager acting as attorney-in-fact

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK DLF IX ICAV,

an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund

BLACKROCK DIRECT LENDING FUND IX-L (IRELAND)

By: Blackrock Capital Investment Advisors, LLC

Its: Investment Manager acting as attorney-in-fact

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]

DLF IX-L FUNDING, LP

By: Blackrock Capital Investment Advisors, LLC

Its: Investment Manager acting as attorney-in-fact

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK LISI CREDIT FUND, LP

By: BlackRock Capital Investment Advisors, LLC,

Its: Sub-Advisor

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND MASTER LP

By: BlackRock Capital Investment Advisors, LLC,

Its: Sub-Investment Manager

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]

BLACKROCK DIRECT LENDING FUND IX-U (LUXEMBOURG) SCSP BLACKROCK RAINIER CLO VI, LTD

TCP WHITNEY CLO, LTD BLACKROCK ELBERT CLO V, LLC BLACKROCK BAKER CLO 2021-1 LTD

By: BlackRock Capital Investment Advisors, LLC,

Its: Manager

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

ASG 2022 CAYMAN HOLDINGS V, LTD.

By: BlackRock Financial Management, Inc.

Its: Manager

By: /s/ Paul Braude
Name: Paul Braude
Title: Managing Director

ASG 2022 Offshore Holdings II, LP

By: BlackRock Financial, Management, Inc.

Its: Manager

By: /s/ Paul Braude
Name: Paul Braude
Title: Managing Director

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]

TCP DLF VIII-S FUNDING, LLC

By: TCP Direct Lending Fund VIII-S, LLC Its: Sole Member

By: Tennenbaum Capital Partners, LLC

Its: Investment Manager

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

TCP DLF VIII-T FUNDING, LLC

By: TCP Direct Lending Fund VIII-T, LLC

Its: Sole Member

By: Tennenbaum Capital Partners, LLC

Its: Investment Manager

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]

AMERICAN LIFE & SECURITY CORP.,

for and on behalf of the ALSC CL Re 1 FW account

By: Crestline Management, L.P., its investment manager

By: Crestline Investors, Inc., its general partner

By: /s/ Will Palmer
Name: Will Palmer
Title: Managing Director

AMERICAN NATIONAL INSURANCE COMPANY

By: Crestline Management, L.P., its investment manager

By: Crestline Investors, Inc., its general partner

By: /s/ Will Palmer
Name: Will Palmer
Title: Managing Director

CRESTLINE EAGLE CREEK, L.P. (OF)

By: Crestline Management, L.P., its investment manager

By: Crestline Investors, Inc., its general partner

By: /s/ Will Palmer
Name: Will Palmer
Title: Managing Director

CRESTLINE LION FUND MINI-MASTER, L.P.

By: Crestline Management, L.P., its investment manager

By: Crestline Investors, Inc., its general partner

By: /s/ Will Palmer
Name: Will Palmer
Title: Managing Director

CRESTLINE OPPORTUNISTIC CREDIT IA FUND, L.P. (OF)

By: Crestline Management, L.P., its investment manager

By: Crestline Investors, Inc., its general partner

By: /s/ Will Palmer
Name: Will Palmer
Title: Managing Director

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]

CRESTLINE SPECIALTY LENDING III, L.P.

By: Crestline Management, L.P., its investment manager

By: Crestline Investors, Inc., its general partner

By: /s/ Will Palmer
Name: Will Palmer
Title: Managing Director

CSL FUNDING III, L.P.

By: Crestline Management, L.P., its investment manager

By: Crestline Investors, Inc., its general partner

By: /s/ Will Palmer
Name: Will Palmer
Title: Managing Director

CRESTLINE DIRECT LENDING UL MASTER FUND, L.P.

By: Crestline Management, L.P., its investment manager

By: Crestline Investors, Inc., its general partner

By: /s/ Will Palmer
Name: Will Palmer
Title: Managing Director

CRESTLINE STEPSTONE OPPORTUNISTIC CREDIT MASTER FUND I, L.P.

By: Crestline Management, L.P., its investment manager

By: Crestline Investors, Inc., its general partner

By: /s/ Will Palmer
Name: Will Palmer
Title: Managing Director

[Signature Page to Waiver and Fourth Amendment to Credit Agreement]